                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

      Delaware                          1-2394                12-3768097
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(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)

    555 Theodore Fremd Avenue Rye, New York                    10580
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    (Address of principal executive offices)                  (zip code)

       Registrant's telephone number, including area code: (914) 925-4413
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On  January  17,  2007,  WHX   Corporation   (the   "Company")   dismissed
PricewaterhouseCoopers   LLP  ("PwC")  as  its  independent   registered  public
accounting  firm,  which was to be effective  upon the  completion by PwC of its procedures  regarding:  (i) the Company's  2004 Annual Report on Form 10-K;  and
(ii) the  financial  statements  of the Company as of March 31, 2005 and for the quarter then ended, the financial  statements of the Company as of June 30, 2005 and  for the  quarter  and  six-month  periods  then  ended  and  the  financial statements  of the  Company as of  September  30,  2005 and for the  quarter and nine-month  periods  then ended and the Forms 10-Q for 2005 in which each of the above described financial  statements will be included.  The decision to dismiss
PwC was approved by the Company's Audit  Committee.  The Company filed a Current
Report on Form 8-K disclosing such dismissal on January 23, 2007.

      On March 9, 2007,  PwC  completed the above  procedures  and the Company's engagement of PwC ended and the dismissal of PwC became effective.

      The reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended  December 31, 2005 and 2004 did not contain any adverse  opinion or disclaimer of opinion and were not qualified or modified
as  to  uncertainty,   audit  scope  or  accounting  principle,  except  for  an
explanatory  paragraph disclosing  substantial doubt about the Company's ability to continue as a going concern.

      During the fiscal years ended December 31, 2005 and 2004 and through March
9,  2007,  there  were no  disagreements  with PwC on any  matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure  which, if not resolved to the  satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial  statements for such years.

      During the fiscal years ended December 31, 2005 and 2004 and through March
9, 2007,  there were no  "reportable  events" as that term is  described in Item
304(a)(1)(v)  of Regulation  S-K,  other than as reported in Item 9A of its 2005 and 2004 Annual  Reports on Form 10-K and for the quarters  ended March 31, June
30 and September 30, 2005 in Item 4 of the  corresponding  Quarterly  Reports on
Form 10-Q. Such Item 9A and Item 4 disclosure  indicated that there are material weaknesses in internal controls for the fiscal years ended December 31, 2004 and
2005, and during the 2005 and 2004 quarters, which continued through the date of
filing  such  financial  statements.   These  material  weaknesses  include  not
maintaining  effective  controls  in the  following  areas:  (i)  the  accuracy, valuation and disclosure of our goodwill and  intangible  asset accounts and the related  impairment  expense  accounts;  (ii) the  accounting  for income taxes, including the completeness and accuracy of income taxes payable, deferred income tax assets,  liabilities  and related  valuation  allowances  and the income tax provision;  (iii) the completeness and accuracy of our environmental remediation liability  reserves;  (iv) the  valuation of  long-lived  assets for  impairment purposes;  (v) the accounting for derivative  instruments and hedging activities related to precious metal inventory;  and (vi) the preparation and review of the consolidated  statement  of cash flows.  Additionally,  the  following  material weaknesses in disclosure  controls and  procedures  contributed  to the material weaknesses  discussed  above and were also  disclosed in such Item 9A and Item 4 sections: (i) the inability to maintain a sufficient number of personnel with an appropriate  level of knowledge,  experience and training in the  application of generally accepted accounting principles  commensurate with the Company's global financial reporting  requirements and the complexity of the Company's operations and  transactions;  (ii) the  inability to maintain  appropriately  designed and documented  Company-wide  policies and  procedures;  and (iii) the  inability to maintain an effective  anti-fraud  program designed to detect and prevent fraud, including (a) an effective  whistle-blower program and (b) an ongoing program to manage identified fraud risks. Please see Item 9A of the Company's 2005 and 2004
Annual  Reports on Form 10-K and Item 4 of the  Company's  Quarterly  Reports on
Form 10-Q for the periods  ended March 31,  June 30 and  September  30, 2005 for
information   related  to  management's   remediation  plans.  The  Company  has
authorized  PwC to respond fully to the  inquiries of the  successor  accountant concerning  the  subject  matter of each of the  material  weaknesses  described above.

      The Company's  financial  statements  for the year ended December 31, 2003 and prior  years have been  restated  to correct  the  accounting  for  goodwill impairment, certain tax matters, and other corrections, including the accounting for derivative  instruments  (specifically futures contracts on precious metals)
and the related  impact on inventory,  and the  accounting for an executive life insurance  program,  as well as the  reporting of  investment  borrowings in the
Company's  2003 and 2002  statement  of cash  flows.  The  Audit  Committee  has discussed  these matters with PwC. The Company's  financial  statements  for the year ended December 31, 2003 and prior years were restated in  conjunction  with the filing of the  Company's  2005 and 2004  Annual  Reports  on Form 10-K.  The
Company has  authorized PwC to respond fully to all inquiries from the successor accountant regarding these matters.

      On January 22, 2007, the Company  engaged Grant Thornton LLP ("GT") as the
Company's  independent  registered public  accountant.  The engagement of GT was approved by the Audit Committee of the Company's Board of Directors.

      During the years ended December 31, 2005 and 2004 and through  January 22,
2007,  the  Company  did not  consult  with GT with  respect  to either  (i) the
application  of  accounting  principles  to  a  specified  transaction,   either
completed or proposed;  (ii) the type of audit opinion that might be rendered on the  Company's  financial  statements;  or (iii) any matter  that was either the subject of disagreement (as defined in Item  304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The  Company has  provided  PwC with a copy of the  foregoing  disclosure.
Attached as Exhibit 16 hereto is a copy of PwC's letter, dated March 9, 2007, in response to the foregoing disclosure related to PwC.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      -----------                           -----------
         16        Letter from PricewaterhouseCoopers LLP, dated as of March 9,
                   2007.

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                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2007                     WHX CORPORATION

                                          By: /s/ Robert K. Hynes
                                              ----------------------------------
                                              Robert K. Hynes
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.                           Description
      -----------                           -----------
         16        Letter from PricewaterhouseCoopers LLP, dated as of March 9,
                   2007.

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